Annual Report

Foreign
Bond
Funds

December 31, 1997

T. Rowe Price

Report Highlights

Foreign Bond Funds

o Asian turbulence was the major event of 1997, causing a flight to the safety of major-market government bonds.
     However, a strong dollar dampened returns for U.S.
     investors.

o Despite the turmoil in Asia, emerging market bonds outperformed their developed country counterparts over the year.

o    The 12-month return for Global Government Bond Fund was
     1.61%, for International Bond Fund -3.17%, and for Emerging
     Markets Bond Fund 16.83%-all ahead of their respective benchmarks.

o Limited exposure to Asia and positive country selection aided relative performances.

o We believe major market bond prices will continue to rise in 1998, the dollar's strength will abate, and necessary economic reforms in Asia will be successfully implemented over time.

Fellow Shareholders

The major event of 1997 was the turbulence in Asian markets, where currency and debt crises profoundly affected global fixed income markets. Despite the strong economy and tight labor conditions in the U.S., the Federal Reserve's rate hike in March turned out to be an isolated incident, as concerns about deflationary fallout from Asia replaced fears of inflation.

MARKET ENVIRONMENT

Prices of major government bonds, which had begun the year on a weak note, rallied sharply and drove yields lower through year-end, as investors sought the safety of government issues. Emerging market debt suffered a poor final quarter, but Emerging Markets Bond Fund's limited Asian exposure led to another strong annual return.

Developed Markets Performance


                               In Local    In U.S.
6 Months Ended 12/31/97        Currency    Dollars
______________________________________________________________

Australia                          6.84%     -7.08%

France                             3.61       1.11

Germany                            2.82      -0.36

Italy                              8.91       4.81

Japan                              5.00      -7.59

Spain                              5.40       1.70

United Kingdom                     8.33       7.10

United States                      7.03       7.03

Source: J.P. Morgan.


The U.S. dollar rose against all major currencies and posted huge gains against tumbling Asian currencies. The nearly ideal economic climate in the U.S., combining above-trend growth with low inflation, proved to be an excellent tonic for the greenback, resulting in poor U.S. dollar returns for investors in the International Bond and Global Government Bond Funds.

Progress toward European Monetary Union (EMU) continued with aspiring participants making strenuous and ultimately successful efforts to meet budget deficit targets. A substantial move to lower European inflation was also conducive to falling bond yields.

As 1997 got under way, the question appeared to be how much the Federal Reserve would have to tighten monetary policy in the face of strong economic growth. However, tame inflation, augmented by the Asian turmoil later in the year, kept a lid on short-term rates after the March rate hike and propelled longer-term yields to their lowest level in decades. The positive backdrop for bonds was aided by significant declines in commodity prices and the expectation of slower economic growth in 1998. Events in Asia caused a flight to the safety of U.S. Treasuries primarily.

While European bond markets were undoubtedly helped by the same influences, the path toward EMU provided considerable impetus for higher prices and lower yields. The need to consolidate fiscal policy to meet EMU entry criteria again helped EMU aspirants, particularly Italy, Spain, and Portugal. Consequently, their currencies stabilized against the German mark, and inflation fell to the extent that Italy ended 1997 with an annual inflation rate of only 1.5%, which gave its central bank ample opportunity to cut official interest rates.

Although low inflation is positive for currency stability, lower interest rates and lower growth prospects caused European currencies to weaken against the dollar in the second half. In the U.K., a change of government in May ousted the Conservative Party after 18 years in office. The incoming New Labour Party quickly established its credentials by making the Bank of England an independent decision-making body in charge of monetary policy. The resultant boost to confidence, coupled with a more pro-EMU stance, made U.K. government bonds the best-performing developed bond market in U.S. dollar terms over the past six months.

Emerging Markets Performance

                                           In U.S.
6 Months Ended 12/31/97                    Dollars

Emerging Markets Bond Index Plus              2.49%

Brady Indexes (by issuer): *

     Argentina                                3.90

     Brazil                                   1.05

     Mexico                                   9.13

     Poland                                   3.12

     Venezuela                                5.80

* Brady bonds are restructured debt obligations of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates than otherwise comparable bonds.

Source: J. P. Morgan.

The bond markets of Japan and Australia performed creditably in local terms in the second half but poorly in dollar terms due to the contagion of falling Asian currencies. The Australian dollar also suffered from a drop in commodity prices, while the yen was hit by political resistance to financial reform and the continued absence of significant domestic consumer demand.

Emerging bond markets suffered because of the Asian fallout. Concerns that Latin America and Eastern Europe would be the next victims of market volatility led to a widespread sell-off during the final quarter. These fears ultimately proved unfounded, and spreads between the yields of non-Asian emerging market bonds and those of established markets narrowed from their worst. Although down from its high point for the year, the J.P. Morgan Emerging Markets Bond Index Plus still outshone the developed market indexes for the year.

Global Government Bond Fund

Performance Comparison

Periods Ended 12/31/97         6 Months  12 Months

Global Government
Bond Fund                          1.73%     1.61%

J.P. Morgan Global Government
Bond Index (unhedged)              2.52       1.40

Your fund experienced a difficult year as declining foreign currencies versus the dollar undermined positive bond returns. The U.S. currency was strong against European currencies in the first half and also against the yen in the second half. Despite your fund's overweighting in U.S. dollar-denominated bonds versus the J.P. Morgan benchmark, which helped offset the negative impact of nondollar exposure, absolute performance was disappointing for both the half and full year. Second-half performance improved but lagged the benchmark, although returns for the year surpassed the index.

Geographic Diversification

Global Government Bond Fund

United States                       42%

Germany                             11%

United Kingdom                      10%

Italy                                5%

Australia                            5%

France                               5%

Spain                                3%

Other and Reserves                  19%

Based on net assets as of 12/31/97. Percentages reflect the currency denomination of the fund's securities. Excludes the effect of forward currency contracts.

Exposure to emerging markets in the second half was the major detractor from relative performance. While this allocation had helped us in the first six months, the magnitude of the Asian impact on emerging market debt dented overall results even though we had less than 1% exposure to emerging Asian credits.

Fund allocations to the government securities of Italy, Spain, and especially the U.K. helped performance. As a result of increased tension in Asia in the fourth quarter, we increased duration (a measure of interest rate sensitivity) in U.S. and German government bonds. The extended duration also reflected our anticipation of benign global inflation and increased demand for high-quality, liquid instruments. A substantial underweighting in the yen contributed positively to results relative to the benchmark in the second half.

The chart on page 3 shows the geographic diversification of the fund. For a more detailed breakdown, including the "Other and Reserves" category in all the funds, see the portfolio listings following this letter.

International Bond Fund

Performance Comparison

Periods Ended 12/31/97         6 Months   12 Months
_______________________________________________________________

International Bond Fund           -0.76%      -3.17%

J.P. Morgan Non-U.S. Dollar
Government Bond Index             -0.39       -3.78

The International Bond Fund is run similarly to the Global Government Bond Fund except that it invests in corporate bonds and does not invest in U.S. securities. (The U.S. bond position in the accompanying chart reflects the fund's exposure to emerging market countries whose bonds are denominated in U.S. dollars.)

Geographic Diversification

International Bond Fund

Germany                             19%

United Kingdom                      15%

France                              10%

Italy                                8%

Japan                                8%

United States                        8%

Spain                                5%

Other and Reserves                  27%

Based on net assets as of 12/31/97. Percentages reflect the currency denomination of the fund's securities. Excludes the effect of forward currency contracts.

Since the allocation to dollar-denominated securities in this fund is smaller than in the Global Government Bond Fund, absolute performance was weaker. Otherwise, results slightly lagged the benchmark in the second half and surpassed it over the year for the same reasons given above.

Your fund's heaviest exposure was to the major markets of Europe, especially Germany, the U.K., France, Italy, and Spain, which benefited overall performance. As in the Global Government Bond Fund, we increased the portfolio's duration, which also aided results when interest rates declined due to the flight to quality in the fourth quarter. Our lower allocation to the yen benefited results relative to the benchmark, although absolute performance suffered primarily because of weakening foreign currencies versus the powerful U.S. dollar.

Emerging Markets Bond Fund

Performance Comparison

Periods Ended 12/31/97         6 Months   12 Months
_______________________________________________________________

Emerging Markets Bond Fund         2.56%      16.83%

J.P. Morgan Emerging Markets
Bond Index Plus                    2.49       13.02

Although emerging market bonds were buffeted by the financial storms in Asia, resulting in a negative final quarter, overall performance was again impressive compared with other international bonds. Your fund outpaced the J.P. Morgan Emerging Markets Bond Index Plus by a slim margin in the second half and by a comfortable margin for the year as a whole. Asian exposure was minimal through year-end. Major contributors to the good performance came from an overweighting in Bulgarian bonds, which fell in the final months but rose 55% for the year. Our positive view of Bulgaria was endorsed by Moody's, which upgraded its credit rating from low B to mid B.

Geographic Diversification

Emerging Markets Bond Fund

Russia                              16%

Brazil                              15%

Bulgaria                            10%

Venezuela                            9%

Mexico                               7%

Argentina                            6%

Ecuador                              5%

Other and Reserves                  32%

Based on net assets as of 12/31/97. Percentages reflect the issuing country of the fund's securities. Excludes the effect of forward currency contracts.

Despite finally completing its debt exchange, Russia did poorly at year-end amid fears that Asia's financial problems would spread westerly. Aside from this short-term volatility, we remain positive about the country's long-term prospects. In Latin America, Mexico was the best performer among the larger countries. Your fund's diversified approach paid off when several holdings enjoyed credit upgrades, including Ivory Coast issues, which continued to outperform solidly.

We extended your fund's duration during the second half to reflect a more positive view on global interest rates. Looking forward, Asia will be an important factor in 1998, and the attractive valuations of various bonds in the region have put them in range on our radar screen. We are of the view that the IMF-led rescue packages will ultimately succeed in providing a floor to this situation. However, this will not happen overnight, and we will continue to monitor conditions in the short term, concentrating on higher quality and more liquid credits.

OUTLOOK

Investors in North America, the U.K., and to a lesser extent in Europe have grown accustomed to a pattern of strong growth and subdued inflation. One consequence of this "new paradigm" is that the Federal Reserve, while maintaining until recently a bias toward tightening, has not had to raise the fed funds rate since last March. Investors now question whether a further tightening is necessary, and there is some speculation that the next Fed move could actually be to lower rates. Most forecasters agree that U.S. growth is likely to be slower in 1998 as exports to Asia decline, lower corporate profits reduce business investment, and consumer spending slackens. Over the near term, we expect further gains for the government bonds of developed nations.

Over the near term, we expect further gains for the government
Bonds of developed nations.

The countries forming the EMU at the start of 1999 will be announced in May, and a uniform short-term interest rate structure for EMU participants will be set. As most of the convergence in long-term rates among European nations has already taken place, the level at which short-term rates converge is critical. We believe that, with subdued inflation prevalent throughout Continental Europe, short-term rates will likely converge at a low level, close to that of Germany.

Contraction in Asian demand, combined with a buoyant domestic consumer sector, will put pressure on the U.S. trade balance and limit the dollar's potential for further gains, particularly against European currencies. The British pound has benefited from relatively high interest rates but will probably lose ground when EMU inception draws nearer. In our view, the new European euro will join the dollar as a reserve currency soon after its introduction in 1999. These factors should be favorable for U.S. investors in foreign bonds.

The fortunes of the Japanese yen will also be driven by events in Asia. The scale of Japanese currency depreciation to date suggests that Japanese external balances will show significant improvement. However, longer-term prospects depend on the pace of economic deregulation and the political will to embrace it. We are optimistic that this can be achieved during 1998, which would benefit yen-denominated bonds.

Within emerging debt markets, selective Asian credits will be worthy of inclusion in the portfolios at some stage. However, given the slow pace of economic reform, we will proceed with caution. Your funds will continue to overweight credits where upgrades are anticipated and take advantage of the most attractive investment opportunities available.

Respectfully submitted,

Peter B. Askew
Executive Vice President

January 20, 1998

T. Rowe Price Foreign Bond Funds

Portfolio Highlights
Key statistics
                                6/30/97    12/31/97
Global Government Bond Fund
________________________________________________________________

Price Per Share                $   9.99     $  9.90

Dividends Per Share

    For 6 months                   0.27        0.22

    For 12 months                  0.55        0.49

Dividend Yield *

    For 6 months                   5.58%       5.24%

    For 12 months                  5.57        5.48

Capital Gain Distribution
    Per Share

    Long Term                      0.11           -

Weighted Average Maturity
    (years)                         7.7        10.2

Weighted Average Effective
    Duration (years)                4.0         6.0

Weighted Average Quality **          AA          AA

International Bond Fund
________________________________________________________________

Price Per Share                $   9.91     $  9.58

Dividends Per Share

    For 6 months                   0.27        0.19

    For 12 months                  0.56        0.46

Dividend Yield *

    For 6 months                   5.61%       5.22%

    For 12 months                  5.70        5.49

Capital Gain Distribution Per Share

    Long Term                      0.09           -

Weighted Average Maturity (years)           7.8       8.7

Weighted Average Effective
    Duration (years)                4.4         5.5

Weighted Average Quality **          AA          AA

(continued on next page)

T. Rowe Price Foreign Bond Funds

Portfolio Highlights

Key statistics

                                6/30/97     12/31/97

Emerging Markets Bond Fund
_______________________________________________________________

Price Per Share                $  14.21     $ 13.71

Dividends Per Share

    For 6 months                   0.53        0.62

    For 12 months                  1.03        1.15

Dividend Yield *

    For 6 months                   8.10%       8.69%

    For 12 months                  8.27        8.59

Capital Gain Distributions Per Share

    Short Term                        -        0.10

    Long Term                         -        0.14

Weighted Average Maturity
    (years)                        17.3        15.2

Weighted Average Effective
    Duration (years)                5.8         6.1

Weighted Average Quality **         BB+          BB

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**  Based on T. Rowe Price research.

T. Rowe Price Foreign Bond Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Global Government Bond Fund

As of 12/31/97

                 J.P. Morgan
              Global Government        Global Government
            Bond Index (unhedged)          Bond Fund

12/31/90         $  10,000               $  10,000
12/91               11,545                  11,131
12/92               12,071                  11,493
12/93               13,551                  12,775
12/94               13,724                  12,384
12/95               16,375                  14,630
12/96               17,096                  15,595
12/97               17,335                  15,846

International Bond Fund

As of 12/31/97

                 J.P. Morgan
               Non-U.S. Dollar           International
            Government Bond Index          Bond Fund

12/87            $  10,000                $ 10,000
12/88               10,178                   9,873
12/89                9,926                   9,559
12/90               11,476                  11,092
12/91               13,301                  13,061
12/92               13,512                  13,374
12/93               15,475                  16,049
12/94               16,238                  15,753
12/95               19,667                  18,952
12/96               20,704                  20,303
12/97               19,922                  19,659

T. Rowe Price Foreign Bond Funds

Performance Comparison

Emerging Markets Bond Fund

As of 12/31/97


                 J.P. Morgan
              Emerging Markets         Emerging Markets
               Bond Index Plus             Bond Fund

12/30/94         $  10,000                $ 10,000
12/95               12,677                  12,581
12/96               17,660                  17,207
12/97               19,959                  20,103

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 12/31/97

                                           SinceInception
                1 Year 5 Years 10 YearsInception     Date
______________________________________________________________

Global Government
Bond Fund         1.61%   6.63%       -     6.80%12/31/90

International
Bond Fund        -3.17    8.01     6.99%    8.75  9/10/86

Emerging Markets
Bond Fund        16.83       -        -    26.18 12/30/94

Investment return represents past performance and will vary.
Shares of the bond funds may be worth more or less at redemption than at original purchase.

T. Rowe Price Global Government Bond Fund

For a share outstanding throughout each period
Financial Highlights
                  Year
                 Ended
              12/31/97 12/31/96 12/31/95 12/31/9412/31/93

NET ASSET VALUE

Beginning of
period         $ 10.35  $ 10.26 $   9.22 $  10.08 $  9.85

Investment activities
  Net investment
    income        0.54*    0.56*    0.59*    0.54*   0.56*
  Net realized and
    unrealized
    gain (loss)         (0.39)0.09  1.04    (0.84)   0.51
  Total from
    investment
    activities          0.15    0.65     1.63     (0.30)1.07

Distributions
  Net investment
    income       (0.49)   (0.56)   (0.59)   (0.51)  (0.56)
  Net realized
    gain         (0.11)       -        -    (0.02)  (0.28)
  Tax return of
    capital          -        -        -    (0.03)      -

  Total distri-
    butions      (0.60)   (0.56)   (0.59)   (0.56)  (0.84)

NET ASSET VALUE

End of period  $  9.90  $ 10.35 $  10.26 $   9.22 $ 10.08

Ratios/Supplemental Data

Total return     1.61%*   6.59%*  18.13%* (3.06)%* 11.15%*

Ratio of
expenses to
average net
assets           1.20%*   1.20%*   1.20%*   1.20%*  1.20%*

Ratio of net
investment
income to average
net assets       5.38%*   5.48%*   6.08%*   5.57%*  5.57%*

Portfolio turnover
rate            153.2%   262.6%!  290.7%   254.1%  134.0%

Net assets, end
of period
(in thousands)       $  44,069$ 55,869 $ 28,207 $ 36,516$
48,758

* Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through 12/31/97.
! Excludes the effect of the acquisition of the Short-Term
  Fund's assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund

Financial Highlights

For a share outstanding throughout each period
                  Year
                 Ended
              12/31/97 12/31/96 12/31/95 12/31/94 12/31/93

NET ASSET VALUE

Beginning of
period         $ 10.46  $ 10.46 $   9.34 $  10.34 $  9.61

Investment activities
  Net investment
    income        0.54     0.60     0.62     0.60    0.69
  Net realized and
    unrealized gain
    (loss)      (0.87)     0.11     1.24   (0.79)    1.18

  Total from
  investment
  activities    (0.33)     0.71     1.86   (0.19)    1.87

Distributions
  Net investment
    income      (0.46)   (0.60)   (0.62)   (0.60)  (0.69)
  Net realized
    gain        (0.09)   (0.11)   (0.12)   (0.21)  (0.45)

  Total distri-
    butions     (0.55)   (0.71)   (0.74)   (0.81)  (1.14)

NET ASSET VALUE

End of period  $  9.58  $ 10.46 $  10.46 $   9.34 $ 10.34

Ratios/Supplemental Data

Total return   (3.17)%    7.13%   20.30%  (1.84)%  20.00%

Ratio of
expenses to
average net
assets           0.86%    0.87%    0.90%    0.98%   0.99%

Ratio of net
investment
income to average
net assets       5.38%    5.86%    6.10%    6.07%   6.58%

Portfolio turnover
rate            155.9%   234.0%   237.1%   345.2%  395.7%

Net assets, end
of period (in
millions)      $  826   $   969 $  1,016 $    738 $   745

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund

For a share outstanding throughout each period

Financial Highlights

                                    Year         12/30/94
                                   Ended               to
                                12/31/97 12/31/9612/31/95

NET ASSET VALUE

Beginning of period             $  12.97 $  10.67 $ 10.00

Investment activities
  Net investment income            1.16*    1.00*   1.03*
  Net realized and
  unrealized gain (loss)           0.97!    2.72     1.38

  Total from
  investment activities             2.13     3.72    2.41

Distributions
  Net investment income            (1.15)   (1.01)  (1.02)
  Net realized gain                (0.24)   (0.41)  (0.72)

  Total distributions              (1.39)   (1.42)  (1.74)

NET ASSET VALUE

End of period                   $  13.71 $  12.97 $ 10.67

Ratios/Supplemental Data

Total return                      16.83%*  36.77%* 25.81%*

Ratio of expenses to
average net assets                 1.25%*   1.25%*  1.25%*

Ratio of net investment
income to average
net assets                         8.61%*   8.37%* 10.20%*

Portfolio turnover rate            87.6%   168.7%  273.5%

Net assets, end of period
(in thousands)                  $113,419 $ 39,862 $ 9,989

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
! The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Government Bond Fund

December 31, 1997

Statement of Net Assets!
                                           Par      Value
                                            In thousands

AUSTRALIA 4.8%

Government Bonds 4.8%

Commonwealth of Australia
  12.00%, 11/15/01            AUD          250    $   198

  10.00%, 10/15/07                         520        437

  7.50%, 9/15/09                           550        400

Federal National Mortgage
  Association
    6.50%, 7/10/02                         520        346

    6.375%, 8/15/07                      1,100        720

Total Australia  (Cost $2,286)                      2,101

CANADA 1.9%

Government Bonds 1.9%

Government of Canada,
    8.00%, 6/1/23             CAD          570        505

Province of Alberta,
  8.00%, 3/1/00                            450        332

Total Canada  (Cost $839)                             837

DENMARK 1.5%

Corporate Bonds 1.5%

Nykredit

  7.00%, 10/1/16              DKK           51          8

  6.00%, 10/1/26                         4,490        636

  7.00%, 10/1/29                            12          2

Total Denmark  (Cost $646)                            646

EUROPEAN CURRENCY UNIT 2.0%

Government Bonds 2.0%

European Bank for Reconstruction
  and Development
    6.00%, 5/6/99             XEU          430        480

United Kingdom Treasury,
    4.00%, 1/28/00                         380        413
Total European Currency Unit
  (Cost $918)                                         893

FRANCE 4.6%

Government Bonds 4.6%

Bons du Tresor Annuel,
  4.50%, 7/12/02              FRF        2,000        329

Obligation Assimilable du Tresor
  7.75%, 4/12/00              FRF        2,000    $   356

  5.50%, 4/25/04                         1,000        171

  5.50%, 10/25/07                        6,000      1,009

  6.00%, 10/25/25                        1,000        169

Total France  (Cost $2,059)                         2,034

GERMANY 10.9%

Government Bonds 10.3%

Bundesrepublic

  7.25%, 10/21/02             DEM          700        429

  7.50%, 11/11/04                        1,900      1,198

  6.875%, 5/12/05                        1,800      1,102

  6.50%, 7/4/27                            800        480

Bundesrepublic, Principal Only

  Zero Coupon, 7/4/07                    1,600        539

  Zero Coupon, 7/4/27                    1,500        138

Federal National Mortgage
  Association, 5.00%, 2/16/01            1,160        651

                                                    4,537

Corporate Bonds 0.6%

Minnesota Mining and
  Manufacturing, 5.00%, 10/15/01           500        280

                                                      280

Total Germany  (Cost $5,031)                        4,817

HUNGARY 0.3%

Government Bonds 0.3%

Government of Hungary,
  24.00%, 3/21/98             HUF       25,000        123

Total Hungary  (Cost $157)                            123

ITALY 5.3%

Government Bonds 5.3%

Buoni del Tesoro Poliennali
  8.25%, 7/1/01               ITL    2,450,000      1,525

  9.50%, 1/1/05                        550,000        382

  8.75%, 7/1/06                        300,000        206

  7.25%, 11/1/26                       350,000        230

Total Italy  (Cost $2,466)                          2,343

JAPAN 1.5%

Government Bonds 1.5%

Asian Development Bank,
  3.125%, 6/29/05             JPY       55,000    $   460

Republic of Austria,
  5.00%, 1/22/01                        25,000        215

Total Japan  (Cost $763)                              675

NETHERLANDS 1.0%

Government Bonds 1.0%

Government of Netherlands,
  7.50%, 11/15/99             NLG          810        422

Total Netherlands  (Cost $446)                        422

NEW ZEALAND 2.0%

Government Bonds 2.0%

Government of New Zealand,
  10.00%, 3/15/02             NZD          750        477

International Bank for
  Reconstruction and Development
    7.00%, 9/18/00                         720        410

Total New Zealand  (Cost $988)                        887

PHILIPPINES 0.2%

Government Bonds 0.2%

Republic of Philippines,
  12.50%, 4/25/01             PHP        4,000         83

Total Philippines  (Cost $148)                         83


POLAND 0.6%

Government Bonds 0.6%

Republic of Poland Treasury Bill
  Zero Coupon, 2/25/98        PLN        1,000        275

Total Poland  (Cost $283)                             275

PORTUGAL 2.7%

Government Bonds 2.7%

Republic of Portugal, OT
  5.375%, 3/23/00             PTE       80,000        440

  5.75%, 3/23/02                       130,000        725

Total Portugal  (Cost $1,195)                       1,165

RUSSIA 1.3%

Hybrid Instruments 1.3%

Lehman Brothers Russia Ministry
  of Finance
      GKO Participation Note, Zero
      Coupon, 1/15/98:
      Principal repayment value
      linked to the performance
      of the Russian ruble    RUR    1,563,000    $   259

Lehman Brothers Russia Ministry
  of Finance
    GKO Participation Note, Zero
    Coupon, 4/15/98: Principal
    repayment value linked to the
    performance of the Russian
    ruble                              795,000        123

Lehman Brothers Russia Ministry
  of Finance
    GKO Participation Note, Zero
    Coupon, 7/1/98: Principal
    repayment value linked to the
    performance of the Russian
    ruble                            1,353,513        196

Total Russia  (Cost $611)                             578

SOUTH AFRICA 1.9%

Government Bonds 1.9%

Republic of South Africa,
  12.00%, 2/28/05             ZAR        4,500        854

Total South Africa  (Cost $876)                       854

SPAIN 3.3%

Government Bonds 3.3%

Bonos del Estado
  7.90%, 2/28/02              ESP       85,100        618

  8.00%, 5/30/04                        55,000        413

  10.00%, 2/28/05                       50,000        416

Total Spain  (Cost $1,463)                          1,447

SWEDEN 0.6%

Government Bonds 0.6%

Kingdom of Sweden, 5.50%,
  4/12/02                     SEK        2,000        251

Total Sweden  (Cost $261)                             251

UNITED KINGDOM 10.3%

Government Bonds 3.2%

Federal National Mortgage
  Association, 6.875%,
    6/7/02                    GBP          250        411

United Kingdom Treasury
  9.00%, 8/6/12               GBP          108    $   222

  8.75%, 8/25/17                           380        795

                                                    1,428

Corporate Bonds 7.1%

Alliance & Leicester Building
  Society, 8.75%, 12/7/06                  100        180

Annington Finance, 7.75%,
  10/2/11                                  360        641

Bayerische Landesbank Girozentrale,
  8.50%, 2/26/03                           175        305

Guaranteed Export Finance,
  Zero Coupon, 9/29/00                     420        573

Halifax Building Society
  8.75%, 7/10/06                           150        271

  9.375%, 5/15/21                          180        365

National Power, 8.375%, 8/2/06             300        528

Swiss Bank Corporation Jersey,
  8.75%, 12/18/25                          130        253

                                                    3,116

Currency Options Purchased 0.0%

German deutschemark Call/ British
  sterling Put,
  1/5/98 @ 2.8759*                         600          0

                                                        0

Total United Kingdom  (Cost $4,369)                 4,544

UNITED STATES 41.5%

Government Bonds 37.9%

Caisse D'Amort Dette Societey,
  6.50%, 3/11/02              USD          500        508

Central Bank of Nicaragua,
  CENI Participation
    Zero Coupon, 5/1/98                    100         97

City of Moscow, 9.50%, 5/31/00              50         48

Federative Republic of Brazil
  10.125%, 5/15/27                         150        141

  (Class C), 8.00%, 4/15/14                342        269

  EI, FRN, 6.688%, 4/15/06                  25         21

  IDU, FRN, 6.813%, 1/1/01                 137        131

  NMB, FRN, 6.75%, 4/15/09                 105         85

Ivory Coast, FLIRB, When/If Issued         400        137

Japan Highway Public,
  6.75%, 9/17/07                           400        412

National Republic of Bulgaria
  FLIRB, STEP, 2.25%, 7/28/12              840        510

  IAB, FRN, 6.688%, 7/28/11                100         73

Republic of Argentina
  11.375%, 1/30/17            USD          175    $   192

  FRB, 6.688%, 3/31/05                     120        107

Republic of Kazakhstan,
  9.25%, 12/20/99                           70         69

Republic of Poland, PDI, STEP,
  4.00%, 10/27/14                          100         87

Republic of Venezuela
  DCB, FRN, 6.813%, 12/18/07               238        214

  Par (Series W-A), 6.75%,
    3/31/20 (With attached oil
    warrants)                              250        217

Russia Ministry of Finance,
  10.00%, 6/26/07                           80         74

U.S. Treasury Bonds
  7.125%, 2/15/23                        2,790      3,185

  6.625%, 2/15/27                          150        163

  6.375%, 8/15/27                        1,150      1,213

U.S. Treasury Notes
  5.875%, 8/15/98                          800        801

  6.75%, 6/30/99                         1,295      1,315

  6.00%, 8/15/00                           840        846

  7.50%, 5/15/02                         1,100      1,174

  7.25%, 8/15/04                         1,285      1,389

  6.25%, 2/15/07                         2,000      2,064

United Mexican States
  9.875%, 1/15/07                           70         73

  Par (Series W-A), 6.25%,
    12/31/19 (With attached
    value recovery rights)                 500        417

Vnesheconombank
  IAN, FRN, 6.719%, 12/15/15               275        194

  Principal Loans, FRN,
    6.719%, 12/15/20                       750        464

                                                   16,690

Corporate Bonds 2.2%

Banco Nacional de Comercio
  Exterior, 7.25%, 2/2/04                   80         74

Poland Communications (144a),
  9.875%, 11/1/03                          180        177

Tele-Communications, 7.25%, 8/1/05         500        515

Tricom, 11.375%, 9/1/04                    125        122

TV Azteca, 10.50%, 2/15/07                 100        105

                                                      993

Money Market Funds 1.4%

Reserve Investment Fund, 5.84%#            621        621

                                                      621

Total United States  (Cost $17,754)                18,304

Total Investments in Securities

98.2% of Net Assets (Cost
  $43,559)                                        $43,279

Forward Currency Exchange Contracts

In thousands
                                            Unrealized
                                                  Gain
Counterparty    Settlement Receive     Deliver
(Loss)
_____________   __________________    ________________

Chase Manhattan 1/8/98    USD   800  DEM 1,422 $     9
Citibank        1/8/98    DEM 3,023  USD 1,708     (27)
Citibank        1/9/98    USD   247  ZAR 1,205       2
Morgan Stanley  1/9/98    USD   407  ZAR 2,000      (3)
Chase Manhattan 1/20/98   GBP   231  USD   388      (8)
Chase Manhattan 1/20/98   USD   179  GBP   110      (2)
Morgan Guaranty 1/20/98   USD 1,151  GBP   714     (21)
Chase Manhattan 1/23/98   USD    52  DEM    92       1
Morgan Guaranty 1/23/98   JPY50,000  USD   394     (10)
Chase Manhattan 1/26/98   JPY65,000  USD   506      (6)
Chase Manhattan 1/26/98   USD   996  NZD 1,607      65
Morgan Stanley  1/26/98   JPY52,276  USD   400       2
Chase Manhattan 1/27/98   JPY87,622  NZD 1,125      22
Chase Manhattan 1/27/98   NZD 1,260  JPY96,826     (14)
Chase Manhattan 1/27/98   NZD 1,111  USD   693     (49)
Chase Manhattan 1/27/98   USD 1,736  AUD 2,533      85
Citibank        1/27/98   USD   175  AUD   258       7
Morgan Guaranty 1/27/98   USD   300  AUD   441      12
Morgan Stanley  1/27/98   JPY98,038  NZD 1,261      23
Chase Manhattan 1/28/98   USD   381  DKK 2,521      13
Chase Manhattan 1/28/98   USD   260  SEK 1,974      11

Net unrealized gain (loss) on open forward
currency exchange contracts                             112

Other Assets Less Liabilities                           678

NET ASSETS                                          $44,069
                                                   ________

Net Assets Consist of:

Accumulated net realized gain/loss -
  net of distributions                              $  (678)

Net unrealized gain (loss)                             (188)

Paid-in-capital applicable to
  4,452,613 shares of $0.01 par
  value capital stock outstanding;
  2,000,000,000 shares of the
  Corporation authorized                             44,935

NET ASSETS                                          $44,069
                                                   ________

NET ASSET VALUE PER SHARE                           $  9.90
                                                   ________


     !   Listed by currency denomination
     *   Non-income producing
     #   Seven-day yield
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.4% of net assets.
   AUD   Australian dollar
   CAD   Canadian dollar
   DEM   German deutschemark
   DKK   Danish krone
   ESP   Spanish peseta
   FRF   French franc
   GBP   British sterling
   HUF   Hungarian florint
   ITL   Italian lira
   JPY   Japanese yen
   NLG   Dutch guilder
   NZD   New Zealand dollar
   PHP   Philippine peso
   PLN   Polish zloty
   PTE   Portuguese escudo
   RUR   Russian ruble
   SEK   Swedish krona
   USD   U.S. dollar
   XEU   European currency unit
   ZAR   South African rand
  CENI   Negotiable certificates
   DCB   Debt conversion bond
    EI   Eligible interest bond
 FLIRB   Front loaded interest reduction bond
   FRB   Floating rate bond
   FRN   Floating rate note
   GKO   Russian treasury obligation
   IAB   Interest arrears bond
   IAN   Interest arrears note
   IDU   Interest due bond
   NMB   New money bond
    OT   Portuguese treasury obligation
   PDI   Past due interest bond
  STEP Stepped coupon note for which the interest rate will adjust on specified future dates

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund

December 31, 1997

Portfolio of Investments!

                                           Par      Value
                                             In thousands

AUSTRALIA 4.0%

Government Bonds 4.0%

Commonwealth of Australia
  12.00%, 11/15/01           AUD         8,000    $ 6,354

  10.00%, 10/15/07                      10,000      8,401

  7.50%, 9/15/09                        15,000     10,898

Federal National Mortgage
  Association, 6.50%,
  7/10/02                               11,240      7,490

Total Australia  (Cost
  $35,403)                                         33,143

CANADA 2.5%

Government Bonds 2.5%

Government of Canada, 8.00%,
  6/1/23                     CAD        18,300     16,216

Province of Ontario, 8.25%,
  12/1/05                                5,000      4,047

Total Canada  (Cost $18,299)
20,263

CZECH REPUBLIC 0.3%

Government Bonds 0.3%

European Investment Bank,
  11.00%, 10/10/01           CZK        82,000      2,175

Total Czech Republic  (Cost $3,060)                 2,175

DENMARK 1.6%

Corporate Bonds 1.6%

Nykredit
  7.00%, 10/1/16             DKK         1,585        235

  6.00%, 10/1/26                        88,480     12,535

  7.00%, 10/1/29                           221         32

Total Denmark  (Cost $12,829)                      12,802

EUROPEAN CURRENCY UNIT 4.0%

Government Bonds 4.0%

European Bank for Reconstruction
  and Development, 6.00%,
  5/6/99                     XEU         7,800      8,717

Obligation Assimilable du Tresor,
  9.50%, 4/25/00                         8,800     10,668

United Kingdom Treasury,
  4.00%, 1/28/00                        12,620     13,709

Total European Currency Unit
  (Cost $34,112)                                   33,094

FRANCE 9.5%

Government Bonds 9.5%

Bons du Tresor Annuel
  7.75%, 4/12/00             FRF       103,000    $18,363

  4.50%, 7/12/02                        69,000     11,348

Obligation Assimilable du Tresor
   5.50%, 4/25/04                       47,400      8,098

   6.50%, 10/25/06                      40,000      7,223

   5.50%, 10/25/07                     129,000     21,694

   6.00%, 10/25/25                      22,000      3,710

Obligation Assimilable du Tresor
  Principal Only, Zero Coupon,
  10/25/08                              87,200      8,102

Total France  (Cost $79,759)                       78,538

GERMANY 19.0%

Government Bonds 15.0%

Bundesrepublic
  7.25%, 10/21/02            DEM        12,550      7,687

  7.50%, 11/11/04                       36,500     23,008

  6.875%, 5/12/05                       59,200     36,245

  6.50%, 7/4/27                         19,300     11,589

Bundesrepublic, Principal Only
  Zero Coupon, 7/4/07                   51,000     17,172

  Zero Coupon, 7/4/27                   53,800      4,973

Federal National Mortgage
  Association, 5.00%,
  2/16/01                               22,000     12,340

Inter-American Development Bank,
  7.00%, 6/8/05                         18,300     11,197

                                                  124,211
Corporate Bonds 4.0%

Bank Nederlandse Gemeenten
  6.25%, 8/10/00                         6,000      3,470

  5.25%, 10/1/01                        14,300      8,045

KFW International Finance,
  6.75%, 6/20/05                        28,000     16,880

Minnesota Mining and
  Manufacturing, 5.00%,
  10/15/01                               8,350      4,672

                                                   33,067

Total Germany  (Cost $165,354)                    157,278

HUNGARY 0.3%

Government Bonds 0.3%

Government of Hungary, 24.00%,
  3/21/98                    HUF       430,000    $ 2,119

Total Hungary  (Cost $2,695)                        2,119

ITALY 8.1%

Government Bonds 8.1%

Buoni del Tesoro Poliennali
  9.50%, 2/1/01              ITL    40,000,000     25,465

  8.25%, 7/1/01                     15,000,000      9,334

  9.00%, 10/1/03                    12,130,000      8,076

  9.50%, 1/1/05                     12,500,000      8,681

  8.75%, 7/1/06                     15,600,000     10,693

  7.25%, 11/1/26                     7,000,000      4,608

Total Italy  (Cost $68,824)                        66,857


JAPAN 8.0%

Government Bonds 8.0%

Asian Development Bank,
  3.125%, 6/29/05            JPY     1,215,000     10,160

Export Import Bank,
  4.375%, 10/1/03                    2,500,000     22,207

International Bank for
  Reconstruction
  and Development,
  4.75%, 12/20/04                    2,100,000     19,430

Republic of Austria
  5.00%, 1/22/01                       500,000      4,301

  4.50%, 9/28/05                     1,120,000     10,275

Total Japan  (Cost $75,108)                        66,373

NETHERLANDS 2.0%

Government Bonds 2.0%

Government of Netherlands
  7.50%, 11/15/99            NLG        15,330      7,992

  9.00%, 1/15/01                        15,000      8,301

Total Netherlands  (Cost $18,510)
16,293

NEW ZEALAND 2.9%

Government Bonds 2.9%

Government of New Zealand,
  10.00%, 3/15/02            NZD        24,940    $15,865

International Bank for
  Reconstruction
  and Development,
     7.00%, 9/18/00                     13,500      7,676

Total New Zealand  (Cost $26,645)
23,541


PHILIPPINES 0.2%

Government Bonds 0.2%

Republic of Philippines,
  12.50%, 4/25/01            PHP        84,000      1,747

Total Philippines  (Cost $3,109)
1,747


POLAND 0.6%

Government Bonds 0.6%

Republic of Poland
  Treasury Bill, Zero Coupon,
     1/7/98                  PLN        10,000      2,825

  Treasury Bill, Zero Coupon,
     1/21/98                             5,000      1,399

  Treasury Bill, Zero Coupon,
     2/25/98                             2,000        549

Total Poland  (Cost $4,928)                         4,773


PORTUGAL 2.6%

Government Bonds 2.6%

Republic of Portugal, OT
  5.375%, 3/23/00            PTE     1,570,000      8,645

  5.75%, 3/23/02                     2,300,000     12,823

Total Portugal  (Cost $22,036)
21,468


RUSSIA 1.3%

Hybrid Instruments 1.3%

Lehman Brothers Russia Ministry
  of Finance,
     GKO Participation Note, Zero
     Coupon, 1/15/98: Principal
     repayment value linked to the
     performance of the Russian
     ruble                   RUR    23,458,000      3,894

Lehman Brothers Russia Ministry
  of Finance,
     GKO Participation Note, Zero
     Coupon, 4/15/98: Principal
     repayment value linked to the
     performance of the Russian
     ruble                   RUR    19,077,500    $ 2,941

Lehman Brothers Russia Ministry
  of Finance,
     GKO Participation Note,
     Zero Coupon, 7/1/98:
     Principal repayment value
     linked to the performance
     of the Russian ruble           29,777,284      4,313

Total Russia  (Cost $11,822)
11,148

SOUTH AFRICA 1.8%

Government Bonds 1.8%

Republic of South Africa,
  12.00%, 2/28/05            ZAR        78,000     14,801

Total South Africa  (Cost $15,203)                 14,801


SPAIN 4.7%

Government Bonds 4.7%

Bonos del Estado
  10.90%, 8/30/03            ESP     2,746,000     22,918

  8.00%, 5/30/04                     1,040,000      7,811

  10.00%, 2/28/05                    1,000,000      8,314

Total Spain  (Cost $40,650)                        39,043

SWEDEN 1.1%

Government Bonds 1.1%

Kingdom of Sweden, 5.50%,
  4/12/02                    SEK        72,000      9,029

Total Sweden  (Cost $9,391)                         9,029

UNITED KINGDOM 14.9%

Government Bonds 4.7%

Federal National Mortgage
  Association, 6.875%, 6/7/02              GBP    6,400
10,517

Republic of Austria,
  9.00%, 7/22/04                         4,000      7,299

United Kingdom Treasury,
  8.75%, 8/25/17                         9,950     20,822

                                                   38,638

Corporate Bonds 10.2%

Alliance & Leicester Building
  Society, 8.75%, 12/7/06    GBP         8,500    $15,274

Annington Finance, 7.75%, 10/2/11                 2,500
4,455

Bank of Scotland, Perpetual
  Debenture, FRN, 8.375%                 2,700      4,684

Guaranteed Export Finance
  Zero Coupon, 9/29/00                   6,500      8,872

  10.625%, 9/15/01                      10,000     18,293

Halifax Building Society
  8.75%, 7/10/06                         4,000      7,227

  9.375%, 5/15/21                        4,900      9,936

National Power, 8.375%, 8/2/06                    5,000
8,798

Swiss Bank Corporation Jersey,
  8.75%, 12/18/25                        3,700      7,201

                                                   84,740

Currency Options Purchased 0.0%

German deutschemark Call/ British
  sterling Put,
  1/5/98 @ 2.8759*                      11,000          0

                                                        0

Total United Kingdom  (Cost $115,164)             123,378

UNITED STATES 7.9%

Government Bonds 7.3%

Central Bank of the Dominican Republic
  Discount, FRN, 6.875%,
     8/30/24                 USD         2,000      1,610

Central Bank of Nicaragua, CENI
  Participation
  Zero Coupon, 5/1/98                    1,400      1,353

City of Moscow, 9.50%,
  5/31/00                                  650        622

Federative Republic of Brazil
  (Class C), 8.00%, 4/15/14              4,276      3,365

  EI, FRN, 6.688%, 4/15/06                 368        316

  IDU, FRN, 6.813%, 1/1/01               4,376      4,174

  NMB, FRN, 6.75%, 4/15/09               1,710      1,381

Ivory Coast
  Credit Refinancing Agreement,
     Nonperforming*                      3,000      1,328

  FLIRB, When/ If Issued                 1,000        343

National Republic of Bulgaria
  FLIRB, STEP, 2.25%, 7/28/12                     8,450
5,133

  IAB, FRN, 6.688%, 7/28/11              5,575      4,091

Republic of Argentina
  11.375%, 1/30/17           USD         1,500    $ 1,645

  FRB, 6.688%, 3/31/05                   3,360      3,008

Republic of Kazakhstan,
  9.25%, 12/20/99                        1,080      1,061

Repbulic of Poland, PDI, STEP,
  4.00%, 10/27/14                        1,500      1,299

Republic of Venezuela
  DCB, FRN, 6.813%, 12/18/07                      8,095
7,260

  Par (Series W-A), 6.75%,
     3/31/20 (With
     attached oil warrants)              1,700      1,475

Russia Ministry of Finance,
  10.00%, 6/26/07                        1,320      1,224

United Mexican States
  9.875%, 1/15/07                          850        887

  11.375%, 9/15/16                       3,550      4,083

  Par (Series A), 6.25%, 12/31/19
     (With attached value recovery
     rights)                               750        626

  Par (Series W-A), 6.25%, 12/31/19
     (With attached value recovery
     rights)                             2,750      2,296

Vnesheconombank
  IAN, FRN, 6.719%, 12/15/15                      7,715
5,444

  Principal Loans, FRN, 6.719%,
     12/15/20                           10,700      6,627

                                                   60,651

Corporate Bonds 0.6%

Banco Nacional de Comercio Exterior,
  7.25%, 2/2/04                            800        740

Poland Communications (144a),
  9.875%, 11/1/03                        3,930      3,867

                                                    4,607

Money Market Funds 0.0%

Reserve Investment Fund, 5.84%#                   1         1
  1

Total United States  (Cost $62,876)                65,259

Total Investments in Securities
97.3% of Net Assets (Cost $825,777)               $803,122

Forward Currency Exchange Contracts
In thousands

                                            Unrealized
                                                  Gain
Counterparty  Settlement   Receive     Deliver
(Loss)
_____________           __________   ________  ________
________

Citibank      1/7/98    USD   3,546  JPY459,753$    21
Citibank      1/8/98    DEM  42,949  GBP14,500      79
Citibank      1/9/98    USD   3,857  ZAR18,802      27
Morgan Stanley          1/9/98  DEM  11,647ZAR 32,900
(266)
Citibank      1/23/98   JPY 300,000  USD 2,319     (14)
Chase
  Manhattan   1/23/98   USD   2,095  DEM 3,714      27
Morgan
  Guaranty    1/23/98   JPY1,900,000 USD14,774    (173)
Chase
  Manhattan   1/26/98   CAD  11,937  USD 8,442     (81)
Morgan Stanley          1/26/98 USD  5,000 CAD 7,103       25
Chase Manhattan         1/27/98 CAD  12,327AUD 12,881      234
Chase Manhattan         1/27/98 JPY  2,049,364 NZD26,308   517
Chase Manhattan         1/27/98 NZD  10,250JPY 787,672
(119)
Chase Manhattan         1/27/98 NZD  12,326USD 7,691
(551)
Morgan Stanley          1/27/98 JPY  2,998,571 NZD38,567   714
Morgan Stanley          1/27/98 JPY  1,110,712 USD8,500    40

Net unrealized gain (loss) on open forward
currency exchange contracts                                 480

Other Assets Less Liabilities                        22,229

NET ASSETS                                         $825,831
                                                  _________
     !   Listed by currency denomination
     *   Non-income producing
     #   Seven-day yield
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.5% of net assets.
   AUD   Australian dollar
   CAD   Canadian dollar
   CZK   Czech coruna
   DEM   German deutschemark
   DKK   Danish krone
   ESP   Spanish peseta
   FRF   French franc
   GBP   British sterling
   HUF   Hungarian florint
   ITL   Italian lira
   JPY   Japanese yen
   NLG   Dutch guilder
   NZD   New Zealand dollar
   PHP   Philippine peso
   PLN   Polish zloty
   PTE   Portuguese escudo
   RUR   Russian ruble
   SEK   Swedish krona
   USD   U.S. dollar
   XEU   European currency unit
   ZAR   South African rand
  CENI   Negotiable certificates
   DCB   Debt conversion bond
    EI   Eligible interest bond
 FLIRB   Front loaded interest reduction bond
   FRB   Floating rate bond
   FRN   Floating rate note
   GKO   Russian treasury obligation
   IAB   Interest arrears bond
   IAN   Interest arrears note
   IDU   Interest due bond
   NMB   New money bond
    OT   Portuguese treasury obligation
   PDI   Past due interest bond
  STEP Stepped coupon note for which the interest rate will adjust on specified future dates

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund

December 31, 1997

Statement of Assets and Liabilities

In thousands

Assets

Investments in securities, at
    value (cost $825,777)                                 $
803,122
Other assets                                         55,376

Total assets                                        858,498

Liabilities

Total liabilities                                    32,667

NET ASSETS                                        $ 825,831
                                                ___________

Net Assets Consist of:

Accumulated net realized gain/loss -
    net of distributions                          $ (19,468)
Net unrealized gain (loss)                          (22,697)

Paid-in-capital applicable to
    86,169,984 shares of
    $0.01 par value capital
    stock outstanding;
    2,000,000,000 shares
    of the Corporation
    authorized                                      867,996

NET ASSETS                                        $ 825,831
                                                ___________

NET ASSET VALUE PER SHARE                         $    9.58
                                                ___________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund
December 31, 1997

Portfolio of Investments!

                                           Par        Value
                                              In thousands

ARGENTINA 5.8%

Government Bonds 5.0%

Republic of Argentina, FRB,
    6.688%, 3/31/05          USD           816    $     731

Republic of Argentina, Par,
    FRN, 5.50%, 3/31/23                  6,800        4,989

                                                      5,720

Corporate Bonds 0.8%

CIA International Telecommunications,
    10.375%, 8/1/04          ARS         1,000          850

                                                        850

Total Argentina  (Cost $6,364)                        6,570

BRAZIL 15.1%

Government Bonds 14.7%

Federative Republic of Brazil,
    10.125%, 5/15/27         USD         2,070        1,943

Federative Republic of Brazil
    (Class C), 8.00%, 4/15/14            9,692        7,627

Federative Republic of Brazil,
    DCB, FRN, 6.75%, 4/15/12             1,000          761

Federative Republic of Brazil,
    Discount, FRN
       6.688%, 4/15/24                   2,800        2,298

Federative Republic of Brazil, EI,
    FRN, 6.688%, 4/15/06                   784          675

Federative Republic of Brazil,
    IDU, FRN, 6.813%, 1/1/01             2,630        2,508

Federative Republic of Brazil,
    Par, FRN, 5.25%, 4/15/24             1,250          906

                                                     16,718

Corporate Bonds 0.4%

Brazil MYDFA Trust Certificates,
    FRN, 6.688%, 9/15/07                   470          406

                                                        406

Total Brazil  (Cost $17,298)                         17,124

BULGARIA 10.4%

Government Bonds 10.4%

National Republic of Bulgaria,
    Discount (Series A), FRN
       6.688%, 7/28/24                     500          386

National Republic of Bulgaria,
    FLIRB, STEP
       2.25%, 7/28/12                   10,860        6,598

National Republic of Bulgaria, IAB,
    FRN
       6.688%, 7/28/11                   6,550        4,806

Total Bulgaria  (Cost $10,705)                       11,790

DOMINICAN REPUBLIC 3.6%

Government Bonds 1.6%

Central Bank of the Dominican
    Republic, Discount
       FRN, 6.875%, 8/30/24  USD         2,250    $   1,811

                                                      1,811

Corporate Bonds 2.0%

Tricom, 11.375%, 9/1/04                  2,325        2,278

                                                      2,278

Total Dominican Republic  (Cost $4,123)               4,089

ECUADOR 4.5%

Government Bonds 4.5%

Republic of Ecuador, Discount, FRN,
    6.688%, 2/28/25                      1,750        1,328

Republic of Ecuador, Par, STEP,
    3.50%, 2/28/25                       3,575        1,971

Republic of Ecuador, PDI, FRN,
    6.688%, 2/27/15                      2,805        1,839

Total Ecuador  (Cost $4,876)
5,138

GHANA 0.7%

Convertible Bonds 0.7%

Ashanti Capital, 5.50%, 3/15/03          1,000          747

Total Ghana  (Cost $832)                                747

IVORY COAST 3.7%

Government Bonds 3.7%

Ivory Coast Credit Refinancing
    Agreement, Nonperforming*            6,000        2,655

Ivory Coast Credit Refinancing
    Agreement,
    Nonperforming*            FRF       11,000          900

Ivory Coast, FLIRB, When/If
    Issued                   USD         1,900          651

Total Ivory Coast  (Cost $3,462)
4,206

KAZAKHSTAN 0.2%

Government Bonds 0.2%

Republic of Kazakhstan,
    8.375%, 10/2/02                        250          225

Total Kazakhstan  (Cost $250)                           225

MEXICO 6.8%

Government Bonds 5.0%

United Mexican States,
    9.875%, 1/15/07          USD         1,300    $   1,357

United Mexican States,
    11.375%, 9/15/16                       500          575

United Mexican States, Par (Series A)
    6.25%, 12/31/19
    (With attached value
    recovery rights)                     2,750        2,296

United Mexican States, Par (Series B)
    6.25%, 12/31/19 (With
    attached value recovery
    rights)                              1,500        1,252

United Mexican States, Par (Series W-B)
      6.25%, 12/31/19 (With)
      attached value recovery
      rights)                              250          209

                                                      5,689

Corporate Bonds 1.8%

Azteca Holdings, 11.00%,
    6/15/02                              1,000        1,038

Grupo Televisa, STEP, Zero Coupon,
    5/15/08                                750          566

TV Azteca, 10.50%, 2/15/07                 400          418

                                                      2,022

Total Mexico  (Cost $7,238)                           7,711

MOROCCO 1.5%

Government Bonds 1.5%

Kingdom of Morocco Restructured
    Loan (Tranche A)
       FRN, 6.813%, 1/1/09               2,000        1,735

Total Morocco  (Cost $1,725)
1,735

NICARAGUA 1.3%

Government Bonds 1.3%

Central Bank of Nicaragua, CENI
    Participation
       Zero Coupon, 5/1/98               1,500        1,449

Total Nicaragua  (Cost $1,449)
1,449

NIGERIA 3.4%

Government Bonds 3.4%

Central Bank of Nigeria, Par (Series WW)
    STEP, 6.25%, 11/15/20 (With
    attached payment adjustment
    warrants)                USD         3,750    $   2,606

Central Bank of Nigeria, Promissory
    Notes
       5.092%, 1/5/10                    2,500        1,214

Total Nigeria  (Cost $3,930)
3,820

PERU 0.5%

Government Bonds 0.5%

Republic of Peru, FLIRB (20 yr.
    Series), STEP
       3.25%, 3/7/17                       900          535

Total Peru  (Cost $525)                                 535

PHILIPPINES 0.5%

Government Bonds 0.5%

Republic of Philippines,
    12.50%, 4/25/01          PHP         4,000           83

Republic of Philippines, FLIRB
    (Series B), STEP
       6.00%, 6/1/08         USD           500          453

Total Philippines  (Cost $622)
y536

POLAND 3.7%

Government Bonds 2.4%

Republic of Poland, Par, STEP,
    3.00%, 10/27/24                        750          462

Republic of Poland, PDI, STEP,
    4.00%, 10/27/14                      1,350        1,170

Republic of Poland Treasury Bill,
    Zero Coupon, 1/7/98      PLN         2,000          565

Republic of Poland Treasury
    Bill, Zero Coupon, 2/25/98           2,000          549

                                                      2,746

Corporate Bonds 1.3%

Poland Communications (144a),
    9.875%, 11/1/03          USD         1,500        1,476

                                                      1,476

Total Poland  (Cost $4,285)                           4,222

RUSSIA 15.7%

Government Bonds 13.1%

City of Moscow, 9.50%,
    5/31/00                  USD           700    $     670

Russia Ministry of Finance,
    10.00%, 6/26/07                      2,300        2,132

Vnesheconombank, IAN, FRN,
    6.719%, 12/15/15                     6,082        4,292

Vnesheconombank, Principal Loans, FRN,
    6.719%, 12/15/20                    12,600        7,804

                                                     14,898

Corporate Bonds 0.7%

Rossiyskiy Kredit Bank,
    10.25%, 9/29/00                      1,000          800

                                                        800

Hybrid Instruments 1.9%

Lehman Brothers Russia Ministry
    of Finance
      GKO Participation Note, Zero
      Coupon, 1/15/98: Principal
      repayment value linked to the
      performance of the Russian
      ruble                  RUR     3,128,000          519

Lehman Brothers Russia Ministry
    of Finance
      GKO Participation Note, Zero
      Coupon, 4/15/98: Principal
      repayment value linked to the
      performance of the Russian
      ruble                          8,108,000        1,250

Lehman Brothers Russia Ministry
    of Finance
      GKO Participation Note, Zero
      Coupon, 7/1/98: Principal
      repayment value linked to the
      performance of the Russian
      ruble                          2,707,026          392

                                                      2,161

Total Russia  (Cost $18,101)
17,859

SOUTH AFRICA 2.8%

Government Bonds 2.8%

Republic of South Africa,
    12.00%, 2/28/05          ZAR        17,000        3,226

Total South Africa  (Cost $3,300)
3,226

TURKEY 2.1%

Government Bonds 2.1%

Republic of Turkey, 10.00%,
    9/19/07                  USD         1,000        1,013

Republic of Turkey Treasury
    Bill, Zero Coupon,
    3/4/98                   TRL   200,000,000          809

Republic of Turkey Treasury
    Bill, Zero Coupon,
    9/16/98                  TRL   200,000,000    $     522

Total Turkey  (Cost $2,728)                           2,344


UKRAINE 1.3%

Hybrid Instruments 1.3%

ING Barings Ukranian Treasury
    Bill Pass Through Note
      Zero Coupon, 1/23/98:
      Principal repayment value
      linked to the performance of
      the Ukranian hryvna    UAH         2,912        1,491

Total Ukraine  (Cost $1,516)
1,491


VENEZUELA 8.7%

Government Bonds 8.7%

Republic of Venezuela,
    9.25%, 9/15/27           USD         2,100        1,887

Republic of Venezuela, DCB,
    FRN, 6.813%, 12/18/07                4,286        3,844

Republic of Venezuela, Par,
    (Series W-A)
      6.75%, 3/31/20 (With
      attached oil warrants)             4,000        3,470

Republic of Venezuela, Par
    (Series W-B)
      6.75%, 3/31/20 (With
      attached oil warrants)               750          651

Total Venezuela  (Cost $9,735)                        9,852


UNITED STATES 1.0%

Government Bonds 0.5%

United States Treasury Bond,
    Principal Only,
       Zero Coupon, 8/15/26              3,000          550

                                                        550

Money Market Funds 0.5%

Reserve Investment Fund, 5.84%#            586          586

                                                        586

Total United States  (Cost $1,100)                    1,136

Total Investments in Securities
93.3% of Net Assets (Cost $104,164)               $ 105,805

Forward Currency Exchange Contracts

In thousands

                                            Unrealized
                                                  Gain
Counterparty    Settlement Receive     Deliver
(Loss)
_____________   ____________________ ________  ________

Chase Manhattan 1/8/98    USD   844  FRF 5,000      12
Morgan Guaranty 1/9/98    USD 1,782  ZAR 8,750     (12)
Chase Manhattan 3/4/98    USD   300  DEM   537       1

Net unrealized gain (loss) on open forward
currency exchange contracts                               1
Other Assets Less Liabilities                         7,613

NET ASSETS                                         $113,419
                                                  _________

     !   Listed by country of issuance
     *   Non-income producing
     #   Seven-day yield
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 1.3% of net assets.
   ARS   Argentinean peso
   DEM   German deutschemark
   FRF   French franc
   PHP   Philippine peso
   PLN   Polish zloty
   RUR   Russian ruble
   TRL   Turkish lira
   UAH   Ukranian hryvna
   USD   U.S. dollar
   ZAR   South African rand
  CENI   Negotiable certificates
   DCB   Debt conversion bond
    EI   Eligible interest bond
 FLIRB   Front loaded interest reduction bond
   FRB   Floating rate bond
   FRN   Floating rate note
   GKO   Russian treasury obligation
   IAB   Interest arrears bond
   IDU   Interest due bond
 MYDFA   Multi-year deposit facility
   PDI   Past due interest bond
  STEP Stepped coupon note for which the interest rate will adjust on specified future dates

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund
    December 31, 1997

Statement of Assets and Liabilities
In thousands

Assets

Investments in securities, at
    value (cost $104,164)                          $105,805
Other assets                                         11,287

Total assets                                        117,092

Liabilities
Total liabilities                                     3,673

NET ASSETS                                         $113,419
                                                  _________

Net Assets Consist of:

Accumulated net investment income -
    net of distributions                           $    180

Accumulated net realized gain/loss -
    net of distributions                              2,002

Net unrealized gain (loss)
1,600

Paid-in-capital applicable to
    8,274,442 shares of $0.01 par
    value capital stock outstanding;
    2,000,000,000 shares of the
    Corporation authorized                          109,637

NET ASSETS                                         $113,419
                                                  _________

NET ASSET VALUE PER SHARE                          $  13.71
                                                  _________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Foreign Bond Funds

Statement of Operations
In thousands

                            Global                 Emerging
                        GovernmentInternational     Markets
                         Bond Fund   Bond Fund    Bond Fund


                              Year
                             Ended
                          12/31/97     12/31/97    12/31/97

Investment Income

Income
    Interest             $   3,234     $ 55,800   $   7,478
    Dividend                     -            -           2

    Total income             3,234       55,800       7,480

Expenses

    Investment
      management               265        6,039         458
    Custody and
      accounting               137          392         144
    Shareholder
      servicing                118        1,067         219
    Registration                33           32          65
    Legal and audit             17           20          17
    Prospectus and
      shareholder
      reports                    9          121          27
    Directors                    6            8           6
    Miscellaneous                5           11          12

    Total expenses             590        7,690         948

Net investment income        2,644       48,110       6,532

Realized and Unrealized
    Gain (Loss)

Net realized gain (loss)
    Securities              (2,024)     (41,930)      3,572
    Foreign currency
      transactions             455       (3,344)        102

    Net realized gain
      (loss)                (1,569)     (45,274)      3,674

Change in net unrealized
    gain or loss
    Securities                (740)     (37,983)     (2,537)

    Other assets and
      liabilities denominated
      in foreign
      currencies               317        5,167         (21)

    Change in net unrealized
      gain or loss            (423)     (32,816)     (2,558)

Net realized and unrealized
    gain (loss)             (1,992)     (78,090)      1,116

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS   $     652     $(29,980)  $   7,648

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Government Bond Fund

Statement of Changes in Net Assets
In thousands

                                           Year
                                          Ended
                                       12/31/97    12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income              $  2,644   $   1,816
    Net realized gain
      (loss)                             (1,569)      1,519
    Change in net unrealized
      gain or loss                         (423)     (1,049)
    Increase (decrease) in net assets
      from operations                       652       2,286

Distributions to shareholders
    Net investment income                (2,419)     (1,816)
    Net realized gain                      (579)          -

    Decrease in net assets from
      distributions                      (2,998)     (1,816)

Capital share transactions*
    Shares sold                           8,703       7,679
    Shares issued in connection
      with fund acquisition                   -      28,697

    Distributions reinvested              2,408       1,470
    Shares redeemed                     (20,565)    (10,654)
    Increase (decrease) in net assets
      from capital share
      transactions                       (9,454)     27,192

Net Assets
Increase (decrease) during period       (11,800)     27,662
Beginning of period                      55,869      28,207

End of period                          $ 44,069   $  55,869
                                  _________________________
*Share information
    Shares sold                             875         760
    Shares issued in connection
      with fund acquisition                   -       2,794
    Distributions reinvested                243         145
    Shares redeemed                      (2,065)     (1,048)

    Increase (decrease) in shares
      outstanding                         (947)       2,651

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund

Statement of Changes in Net Assets
In thousands

                                           Year
                                          Ended
                                       12/31/97   12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income              $ 48,110   $  58,658
    Net realized gain
      (loss)                            (45,274)     38,616
    Change in net unrealized gain
      or loss                           (32,816)    (30,516)

    Increase (decrease) in net assets
      from operations                   (29,980)     66,758

Distributions to shareholders
    Net investment income               (41,706)    (58,657)
    Net realized gain                    (7,944)    (10,093)

    Decrease in net assets from
      distributions                     (49,650)    (68,750)

Capital share transactions*
    Shares sold                         299,191     267,050
    Distributions
      reinvested                         42,881      55,861
    Shares redeemed                    (406,065)   (367,131)

    Increase (decrease) in net
      assets from capital
      share transactions                (63,993)    (44,220)

Net Assets

Increase (decrease) during period      (143,623)    (46,212)
Beginning of period                     969,454   1,015,666

End of period                          $825,831   $ 969,454
                                   ________________________

*Share information
    Shares sold                          30,500      25,930
    Distributions
      reinvested                          4,385       5,422
    Shares redeemed                     (41,420)    (35,746)

    Increase (decrease) in
      shares outstanding                 (6,535)     (4,394)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund

Statement of Changes in Net Assets

In thousands

                                           Year
                                          Ended
                                       12/31/97   12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income              $  6,532   $   1,780
    Net realized gain
      (loss)                              3,674       1,463
    Change in net unrealized
      gain or loss                       (2,558)      3,649

    Increase (decrease) in
      net assets from operations          7,648       6,892

Distributions to shareholders
    Net investment income                (6,379)     (1,780)
    Net realized gain                    (1,937)     (1,196)

    Decrease in net assets
      from distributions                 (8,316)     (2,976)

Capital share transactions*
    Shares sold                         133,428      48,715
    Distributions
      reinvested                          7,223       2,374
    Shares redeemed                     (66,426)    (25,132)

    Increase (decrease) in
      net assets from capital
      share transactions                 74,225      25,957

Net Assets

Increase (decrease) during period        73,557      29,873
Beginning of period                      39,862       9,989

End of period                          $113,419   $  39,862
                                   ________________________

*Share information
    Shares sold                           9,516       4,030
    Distributions
      reinvested                            522         191
    Shares redeemed                      (4,837)     (2,084)

    Increase (decrease) in shares
      outstanding                         5,201       2,137

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Foreign Bond Funds
    December 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Government Bond Fund (the Global Fund), the International Bond Fund (the International Fund), and the Emerging Markets Bond Fund (the Emerging Markets Fund), nondiversified, open-end management investment companies, are three of the portfolios established by the corporation and commenced operations on December 31, 1990, September 10, 1986, and December 30, 1994, respectively.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.
Purchased options are valued at the latest bid price.

For purposes of determining each fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Unrealized gains and losses on forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

Note 2 - Investment Transactions

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional
Information.

Emerging Markets At December 31, 1997, each fund held investments in securities of companies located in emerging markets or issued by governments of emerging market countries.
Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Noninvestment-Grade Debt Securities At December 31, 1997, each fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Forward Currency Exchange Contracts At December 31, 1997, each fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Options Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security or currency values. Options are reflected in the International Fund's accompanying Portfolio of Investments, and the Global Fund's accompanying Statement of Net Assets, at market value.

Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended December 31, 1997, were as follows:

                           Global                  Emerging
                       GovernmentInternational      Markets
                        Bond Fund   Bond Fund     Bond Fund

U.S. government securities
   Purchases            $ 9,464,000$31,373,000  $   514,000
   Sales                10,905,000  31,517,000            -

Other securities
   Purchases            61,229,0001,282,763,000 117,593,000
   Sales                68,778,0001,361,952,000  58,240,000

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Capital loss carryforwards utilized by the Global Fund in 1997 amounted to $322,000. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

                           Global                  Emerging
                       GovernmentInternational      Markets
                        Bond Fund    Bond Fund    Bond Fund

Undistributed net
    investment income   $ (276,000) $(11,466,000) $   7,000

Undistributed net
    realized gain                   1,251,000      23,783,000-

Paid-in-capital           (975,000) (12,317,000)     (7,000)

At December 31, 1997, the aggregate costs of investments for the Global, International, and Emerging Markets Funds for federal income tax and financial reporting purposes were $43,559,000, $825,777,000, and $104,164,000, respectively. Net unrealized gain (loss) on investments was as follows:

                           Global                  Emerging
                       GovernmentInternational      Markets
                        Bond Fund    Bond Fund    Bond Fund

Appreciated
    investments         $  878,000  $15,007,000   $ 4,130,000

Depreciated
    investments         (1,158,000)( 37,662,000) (2,489,000)

Net unrealized
    gain (loss)         $ (280,000) $(22,655,000) $  1,641,000

Note 4 - acquisition

On November 1, 1996, the Global Fund acquired substantially all of the assets of T. Rowe Price Short-Term Global Income Fund (the Short-Term Fund) pursuant to the Agreement and Plan of Reorganization dated September 6, 1996, and approved by Short-Term Fund shareholders on October 30, 1996. The acquisition was accomplished by a tax-free exchange of 2,794,000 shares of the Global Fund, having a value of $28,697,000, for the 6,420,000 shares of the Short-Term Fund outstanding at the merger date. The Short-Term Fund's net assets at that date, which included $57,000 of unrealized appreciation, were combined with those of the Global Fund, resulting in aggregate net assets of $57,482,000.

Note 5 - Related Party Transactions

Each fund is managed by Rowe Price-Fleming International, Inc.
(the manager), which is owned by T. Rowe Price Associates, Inc.
(Price Associates), Robert Fleming Holdings Limited, and Jardine
Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $22,000, $486,000 and $65,000 were payable at December 31, 1997 by the Global, International and Emerging Markets Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets for the Global Fund, 0.35% of average daily net assets for the International Fund, and 0.45% of average daily net assets for the Emerging Markets Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses of the Global Fund and Emerging Markets Fund, which would cause the funds' ratio of expenses to average net assets to exceed: for the Global Fund, 1.20% through December 31, 1997, and 1.00% thereafter through December 31, 1998, and for the Emerging Markets Fund, 1.25% through December 31, 1998. Through December 31, 2000, each fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of expenses to average net assets to exceed 1.00% and 1.25%, respectively. Pursuant to the Global Fund's agreement, $68,000 of management fees were not accrued for the year ended December 31, 1997; another $262,000 remains subject to reimbursement through December 31, 1998. Pursuant to the Emerging Markets Fund's agreement, $128,000 of management fees were not accrued for the year ended December 31, 1997. In addition, $357,000 of unaccrued management fees and other expenses from prior years remains subject to reimbursement through December 31, 1998.

In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. (TRPS) is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Global, International and Emerging Markets Funds incurred expenses pursuant to these related party agreements totaling approximately $195,000, $728,000 and $242,000, respectively, for the year ended December 31, 1997, of which $15,000, $70,000 and $25,000, respectively, were payable at period-end.

Additionally, each fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 16.7% of the outstanding shares of the International Fund and 35.9% of the outstanding shares of the Emerging Markets Fund at December 31, 1997. Spectrum International Fund held approximately 0.3% of the outstanding shares of the International Fund and 2.4% of the outstanding shares of the Emerging Markets Fund at December 31, 1997. For the year then ended, the International Fund was allocated $302,000 of Spectrum expenses, $51,000 of which was payable at period-end; and the Emerging Markets Fund was allocated $33,000 of Spectrum expenses, $2,000 of which was payable at period-end.


The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Global Fund, International Fund, and the Emerging Markets Fund for the year ended December 31, 1997, totaled $10,000, $81,000 and $119,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Foreign Bond Funds

Report of Independent Accountants

To the Board of Directors of T. Rowe Price International Funds,
Inc. and Shareholders of T. Rowe Price Global Government Bond
Fund

We have audited the accompanying statement of net assets of T. Rowe Price Global Government Bond Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc.) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Global
Government Bond Fund as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 21, 1998

T. Rowe Price Foreign Bond Funds

Report of Independent Accountants

To the Board of Directors of T. Rowe Price International Funds,
Inc.
and Shareholders of International Bond Fund and
Emerging Markets Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Bond Fund and Emerging Markets Bond Fund (two of the portfolios constituting
T. Rowe Price International Funds, Inc., hereafter referred to as the "Funds") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

T. Rowe Price Foreign Bond Funds

Tax Information (Unaudited) for the Tax Year Ended 12/31/97
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

    The funds' distributions included capital gain amounts as follows; the long-term gains were subject to the federal rate-gains tax categories shown below.

______________________________________________________________

                           Global                  Emerging
                       GovernmentInternational      Markets
                        Bond Fund    Bond Fund    Bond Fund
                ___________________________________________

                            Amount       Amount      Amount
______________________________________________________________________

Short-term gains        $       -      $      -   $ 807,000

Total long-term gains      579,000    7,944,000   1,130,000

    20% category            51,000    1,026,000     463,000

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Foreign Bond Funds.

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T. Rowe Price Investment Services, Inc., Distributor.
C15-050  12/31/97